UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2014

____________________

INTERMUNE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-29801 (Commission File Number)	94-3296648 (IRS Employer Identification Number)

3280 Bayshore Boulevard
Brisbane, CA 94005
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 2, 2014, InterMune, Inc. (the “Company”) announced the commencement of an offer to purchase (“Offer to Purchase”) in respect of the Company’s 2.50% Convertible Senior Notes due 2018 (the “Notes”) issued under the Base Indenture, dated as of September 19, 2011, by and between The Bank of New York Mellon Trust Company, N.A., a national banking association, as Trustee (the “Trustee” ) and the Company (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of September 19, 2011, by and between the Company and the Trustee (the “First Supplemental Indenture”), as further supplemented by the Third Supplemental Indenture, dated as of September 29, 2014, among the Company, Roche Holdings, Inc., a Delaware corporation (the “Parent”) and the Trustee (the “Third Supplemental Indenture” and the Base Indenture as modified and supplemented by the First Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”).  In connection with such announcement, InterMune published a press release on its website, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Offer to Purchase the Notes is being conducted pursuant to the terms of the Indenture and subject to the terms and conditions of the Offer to Purchase.

Under the terms of the Indenture, the completion of the tender offer made by Klee Acquisition Corporation (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Parent, for all of the outstanding common stock, par value $0.001, of the Company launched on August 29, 2014 and the consummation of the merger between Merger Sub and the Company, whereby on September 29, 2014, Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent, provides each holder of the Notes with the right to require the Company to purchase all of such holder’s Notes or any portion thereof that is a multiple of $1,000 principal amount in accordance with the terms of the Indenture and Offer to Purchase.

The Bank of New York Mellon Trust Company, N.A., a national banking association, will be acting as paying agent (the “Paying Agent”) in the Offer to Purchase. Holders of the Notes should consult the Offer to Purchase for additional information.

Notice to Investors

This announcement is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell any securities.  None of the Company, the Parent, the Trustee or the Paying Agent is making any recommendation with respect to the Offer to Purchase.

Item 9.01	Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated October 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 2, 2014

INTERMUNE, INC.

By:	/s/ Andrew K. W. Powell
Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated October 2, 2014.